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                                                                    EXHIBIT 99.5



                 TERMINATION OF NORTHWEST AIRLINES/AIR PARTNERS
                             VOTING TRUST AGREEMENT

         THIS TERMINATION OF NORTHWEST AIRLINES/AIR PARTNERS VOTING TRUST AGREEMENT (this "Termination Agreement") is made as of this 15th day of November, 2000 among Continental Airlines, Inc., a Delaware corporation (the "Company"), and Northwest Airlines Corporation, a Delaware corporation formerly named Newbridge Parent Corporation ("NPC").

         WHEREAS, the Company, NPC, Northwest Airlines Holdings Corporation, a Delaware corporation formerly named Northwest Airlines Corporation ("NWA"), Air Partners, L.P., a Texas limited partnership ("Air Partners"), and Wilmington Trust Company, a Delaware banking corporation ("Wilmington Trust"), have entered into the Northwest Airlines/Air Partners Voting Trust Agreement dated as of the 20th day of November, 1998, as amended by the First Amendment dated as of the 8th day of February, 2000 (such agreement, as so amended, the "Voting Trust Agreement").

         WHEREAS, the Company, NPC, NWA, Northwest Airlines, Inc., a Minnesota corporation, and Air Partners have entered into the Omnibus Agreement dated as of November 15, 2000 (the "Agreement").

         WHEREAS, the terms of the Agreement provide that the Company and NPC shall enter into an agreement terminating the Voting Trust Agreement.

         WHEREAS, this Termination Agreement has been approved by a Majority Vote (as that term is defined in the Voting Trust Agreement).

         NOW THEREFORE, the Company and NPC, intending to be legally bound, hereby agree as follows:

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         1. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Voting Trust Agreement.

         2. Effective immediately prior to the Effective Time (as that term is defined in the Agreement) as provided in the Agreement, the Trust shall be terminated and shall be of no further force and effect.

         3. Effective immediately prior to the Effective Time (as that term is defined in the Agreement) as provided in the Agreement, the Voting Trust Agreement shall be terminated and shall be of no further force and effect, subject to the fulfillment of the obligations of the parties set forth in Sections 4 and 5 below.

         4. In accordance with Section 6(b) of the Voting Trust Agreement, NPC shall deliver or cause to be delivered to the Trustee each Stockholder's Voting Trust Certificate and NPC and the Company shall deliver or cause to be delivered to the Trustee all outstanding fees and expenses of the Trustee.

         5. Upon delivery to the Trustee of each Stockholder's Voting Trust Certificate, and payment in full of all fees and expenses of the Trustee then outstanding, the Trustee shall promptly deliver to Air Partners, NWA, NPC, and each Depositing Affiliate, as applicable, the certificates representing the Shares deposited in the Trust with respect to which the Voting Trust Agreement shall have been terminated, duly endorsed for transfer by the Trustee, or with duly executed stock powers attached, and shall take all such other actions as are appropriate to cause the transfer of such Shares deposited in the Trust, together with all other property relating to or allocable to such Shares and held by the Trustee for the benefit of Air Partners, NWA, NPC and any Depositing Affiliate, as applicable, pursuant to this Agreement, to Air Partners, NWA, NPC or such Depositing Affiliate, as the case may be.

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         6. If the Agreement has terminated in accordance with its terms prior to the Effective Time, this Termination Agreement shall be terminated and shall be of no further force and effect.

         7. This Termination Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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         IN WITNESS WHEREOF, the parties hereto have caused this Termination of
Northwest Airlines/Air Partners Voting Trust Agreement to be executed as of the date first referred to above.


                                 NORTHWEST AIRLINES CORPORATION


                                 By: ___________________________________________
                                     Douglas M. Steenland
                                     Executive Vice President, General Counsel
                                       and Secretary


                                 CONTINENTAL AIRLINES, INC.


                                 By: ___________________________________________
                                     Jeffery A. Smisek
                                     Executive Vice President,
                                       General Counsel and Secretary


Wilmington Trust Company hereby acknowledges the termination of the Trust and the Voting Trust Agreement effective upon the Effective Time (as that term is defined in the Agreement).


WILMINGTON TRUST COMPANY


By: _____________________________
Name: ___________________________
Title: __________________________



        [SIGNATURE PAGE TO TERMINATION OF NORTHWEST AIRLINES/AIR PARTNERS
                             VOTING TRUST AGREEMENT]